Exhibit 99.1
FIRST AMENDMENT TO CREDIT AGREEMENT
          FIRST AMENDMENT dated as of January 25, 2008 (this “First Amendment”) among VERIFONE INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), VERIFONE, INC., a Delaware corporation (the “Borrower”), the Lenders party or consenting hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) to the Credit Agreement (as defined below).
          Holdings, the Borrower, the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent, JPMorgan Chase Bank, N.A., as Swing Line Lender and as an L/C Issuer, Bank Leumi USA and Wells Fargo Bank, N.A., as Co-Documentation Agents, and Lehman Commercial Paper Inc., as Syndication Agent, are parties to a Credit Agreement dated as of October 31, 2006 (the “Credit Agreement”; terms used herein without definition which are defined in the Credit Agreement being used herein as therein defined). Holdings and the Borrower have requested that the Required Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders party or consenting hereto (which Lenders collectively constitute the Required Lenders), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, Holdings, the Borrower and the Lenders party or consenting hereto agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement or in Section 2.01(a) of this First Amendment have the same meanings when used in this First Amendment. The following additional terms, as used herein, have the following respective meanings:
          “Consenting Lender” means each Lender that consents to this First Amendment as evidenced by the receipt by Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent, of an executed counterpart signature page evidencing such Lender’s consent and agreement to this First Amendment from such Lender prior to 12:00 P.M. (local time in New York City) on January 25, 2008.
          “Amendment Fee” has the meaning set forth in Section 3.01(e) of this First Amendment.
ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
          Section 2.01 Amendments to Article I of the Credit Agreement.
          (a) The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
     “Affected Quarters” means the fiscal quarters of the Borrower ending on January 31, 2007, April 30, 2007 and July 31, 2007.
     “Earnings Restatements” means the events and circumstances (and the consequences thereof) described on Schedule I hereto.

     “First Amendment” means the First Amendment to Credit Agreement dated as of January 25, 2008 among Holdings, the Borrower, the Lenders party or consenting thereto and the Administrative Agent.
     “First Amendment Effective Date” means the date on which the conditions precedent specified in Section 3.01 of the First Amendment are satisfied (or waived).
     “October 2007 Audit” means the audit by, and the accompanying opinion of, Ernst & Young LLP, Parent Holdings’ registered independent public accounting firm, of and with respect to the consolidated balance sheet of Parent Holdings and its Consolidated Subsidiaries as of October 31, 2007 and the related consolidated statement of operations and retained earnings and consolidated statement of cash flows for the fiscal year ending October 31, 2007, setting forth in comparative form consolidated figures for the preceding fiscal year, which opinion shall not be qualified or limited in any material respect) and shall state that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of Parent Holdings and its Consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes with which such accountants concur).
     “Restated Financials” means the amended and restated quarterly financial statements of Parent Holdings and its Consolidated Subsidiaries for the fiscal quarters ended January 31, 2007, April 30, 2007 and July 31, 2007 in each case reflecting the Earnings Restatements for the applicable periods.
          (b) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of “Applicable Margin” and replacing it with the following:
     “(b) With respect to Term B Loans, 2.00% if such Loans are Eurodollar Loans and 1.00% if such Loans are Base Rate Loans.”
          Section 2.02 Amendment to Article II of the Credit Agreement. Section 2.09(b)(ii) of the Credit Agreement is hereby amended by inserting the following after the phrase “for such prior fiscal year”:
“; provided that, solely for the fiscal year ending October 31, 2007, such prepayment, if any, shall be made (and shall be due and payable) on or before May 10, 2008”
          Section 2.03 Amendments to Article V of the Credit Agreement.
          (a) Section 5.05(f) of the Credit Agreement is hereby amended to read in full as follows:
     “(f) Post-Closing Financial Statements. The financial statements delivered to the Lenders pursuant to Section 6.01(a) and (b) for (x) periods other than the Affected Quarters and (y) the Restated Financials (i) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 6.01(a) and (b)) and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements, if any) in all material respects the consolidated financial condition, results of operations and cash flows of Parent Holdings and its Consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby.”

          (b) Section 5.15 of the Credit Agreement is hereby amended by adding the following as a new second sentence:
“Notwithstanding the foregoing, the financial statements for the Affected Quarters delivered prior to the First Amendment Effective Date pursuant to Section 6.01(b) hereof shall be ignored for purposes of this Section 5.15, and all representations with respect thereto under this Section 5.15 shall be deemed instead to be with respect to the Restated Financials.”
          Section 2.04 Amendments to Article VI of the Credit Agreement.
          (a) Section 6.01(a) of the Credit Agreement is hereby amended to read in full as follows:
     “(a) Annual Financial Statements. As soon as available, and in any event (i) within 90 days after the end of each fiscal year of Parent Holdings (commencing with the fiscal year ending October 31, 2006 but other than the fiscal year ending October 31, 2007) and (ii) by April 30, 2008 with respect to the fiscal year ending October 31, 2007, a consolidated balance sheet of Parent Holdings and its Consolidated Subsidiaries, as of the end of such fiscal year, and the related consolidated statement of operations and retained earnings and consolidated statement of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial statements to be in reasonable form and detail and audited by Parent Holdings’ registered independent public accounting firm and accompanied by an opinion of such firm (which shall not be qualified or limited in any material respect) to the effect that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of Parent Holdings and its Consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes with which such accountants concur).”
          (b) Section 6.01(b) of the Credit Agreement is hereby amended to read in full as follows:
     “(b) Quarterly Financial Statements. As soon as available, and in any event (i) within 45 days after the end of each of the first three fiscal quarters in each fiscal year of Parent Holdings (commencing with fiscal quarter ended January 31, 2007 but other than the Affected Quarters and the fiscal quarter ending January 31, 2008) and (ii) by April 30, 2008 with respect to the Affected Quarters and the fiscal quarter ending January 31, 2008, a consolidated balance sheet of Parent Holdings and its Consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated statement of operations and retained earnings and consolidated statement of cash flows for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in comparative form consolidated figures for the corresponding periods of the preceding fiscal year, all such financial statements to be in form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of Parent Holdings to the effect that such quarterly financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of Parent Holdings and its Consolidated Subsidiaries in accordance with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes required by GAAP.”
          (c) Section 6.02(f) of the Credit Agreement is hereby amended to read in full as follows:
     “(f) Excess Cash Flow. Commencing with the fiscal year ending October 31, 2007, a certificate of the chief financial officer of Holdings containing information regarding the calculation of the amount, if any, required to be prepaid by the Borrower under Section 2.09(b)(ii) in respect of Excess Cash Flow for such fiscal year. Such certificate shall be due (i) for the fiscal year ending October 31, 2007, on or before May 10, 2008 and (ii) within 100 days after the end of each fiscal year of Holdings thereafter.”
          (d) Section 6.09 of the Credit Agreement is hereby amended by deleting the word “Each” at the beginning of the first sentence and replacing it with the following:
“Except as described in the Earnings Restatements with respect to the Affected Quarters, each”
          Section 2.05 General Amendment. The Credit Agreement is hereby amended by adding the text of Schedule I hereto as new Schedule I to the Credit Agreement. The Table of Contents of the Credit Agreement is hereby amended commensurately to refer to such new Schedule I.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
          Section 3.01 Conditions to Effectiveness of this First Amendment. This First Amendment, and each of the amendments contained herein, shall become effective on the date (the “First Amendment Effective Date” when each of the following conditions precedent have been fulfilled (or waived) to the reasonable satisfaction of the Administrative Agent:
          (a) Execution and Delivery of this First Amendment. The Administrative Agent shall have received counterparts of this First Amendment duly executed by Holdings, the Borrower and the Administrative Agent and duly consented to by the Required Lenders.
          (b) Acknowledgement. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Persons (other than Holdings and the Borrower) who are or are required by the Finance Documents to be Loan Parties.
          (c) Payment of Fees. All costs, fees and expenses due to the Administrative Agent and the Lenders on or before the First Amendment Effective Date pursuant to the Finance Documents shall have been paid, including, without limitation, the Amendment Fee.
          (d) Counsel Fees. Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) shall have received full payment from the Borrower of the fees and expenses of Fried Frank described in Section 6.07 of this First Amendment which are billed through the First Amendment Effective Date.
          (e) Amendment Fee. The Borrower shall have paid to the Administrative Agent for the account of each Consenting Lender a non-refundable and fully earned fee (the “Amendment Fee”) equal to 0.250% of each such Consenting Lender’s aggregate Revolving Commitment and the outstanding principal amount of its Term B Loans, in each case as of the First Amendment Effective Date.
          (f) Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent. All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this First Amendment or in any other document delivered in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and Fried Frank, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent may reasonably have requested, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section 3.01(f) shall be delivered to the Administrative Agent no later than the First Amendment Effective Date.
          Section 3.02 Effects of this First Amendment.
          (a) Once the First Amendment Effective Date has occurred, the Credit Agreement will be automatically amended retroactive to, and as of, the date of this First Amendment to reflect the amendments thereto provided for in this First Amendment. Once the First Amendment Effective date has occurred, then on and after the First Amendment Effective Date, the rights and obligations of the parties to the Credit Agreement shall be governed by the Credit Agreement, as amended by this First Amendment. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended by this First Amendment.
          (b) Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Finance Document or of any other term or condition of the Credit Agreement or any other Finance Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Finance Documents, as amended or supplemented to date (including by means of this First Amendment).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          Section 4.01 Representations and Warranties. In order to induce the Required Lenders to consent to the amendments contained herein, each of Holdings and the Borrower represents and warrants as set forth below:
          (a) After giving effect to this First Amendment, the Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Finance Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the

Collateral Documents have not been adversely affected in any material respect by the amendments to the Credit Agreement effected pursuant to this First Amendment or by the execution, delivery, performance or effectiveness of this First Amendment.
          (b) Each of Holdings and the Borrower reaffirms as of the date hereof and the First Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Collateral Document and other Finance Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this First Amendment on the First Amendment Effective Date. Each of Holdings and the Borrower further confirms that each Collateral Document and other Finance Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be amended by this First Amendment.
          (c) Immediately after giving effect to this First Amendment, the representations and warranties set forth in Article V of the Credit Agreement (as so amended) and each other Finance Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
          (d) This First Amendment constitutes the legal, valid and binding obligation of each of Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
          (e) The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 3.01(b) of this First Amendment constitute all of the Persons who (together with Holdings and the Borrower) are or are required under the terms of the Finance Documents to be Loan Parties.
          (f) The written statements and information contained in this First Amendment and the other documents, certificates and statements furnished or made to the Administrative Agent and the Lenders on or prior to the First Amendment Effective Date by or on behalf of any Loan Party for use in connection with the transactions contemplated by this First Amendment, including without limitation the description of the Earnings Restatements set forth on Schedule I hereto, taken as a whole, do not, as of the First Amendment Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading.
          (g) Each of Holdings and the Borrower has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, this First Amendment and the Credit Agreement as amended by this First Amendment.
          (h) As of the First Amendment Effective Date (and giving effect to this First Amendment), no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment or the Credit Agreement as amended by this First Amendment that would constitute an Event of Default or a Default.

ARTICLE V
WAIVER
          Section 5.01 Waiver Subject to the terms and conditions hereof and compliance by Holdings and the Borrower with their respective obligations hereunder and under the Credit Agreement as amended hereby, and in reliance on the representations and warranties of Holdings and the Borrower set forth herein, the Lenders agree that no Default or Event of Default that may have arisen under the Credit Agreement by virtue of the failure to deliver accurate financial statements or related certifications for the Affected Quarters prior to the delivery of the Restated Financials shall constitute a Default or an Event of Default under the Credit Agreement, and any such Default or Event of Default shall for all purposes of the Loan Documents be waived as of the First Amendment Effective Date.
ARTICLE VI
MISCELLANEOUS
          Section 6.01 Headings. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.
          Section 6.02 Execution in Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile or pdf or other similar electronic transmission shall be effective as an original.
          Section 6.03 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          Section 6.04 Governing Law.
          (a) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
          (b) Any legal action or proceeding with respect to this First Amendment may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this First Amendment, each of Holdings and the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of Holdings and the Borrower irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.
          Section 6.05 Waiver of Right to Trial by Jury. EACH PARTY TO THIS FIRST AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR UNDER ANY OTHER FINANCE DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS FIRST AMENDMENT OR ANY OTHER FINANCE DOCUMENT, OR THE

TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS FIRST AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
          Section 6.06 Entire Agreement. This First Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.
          Section 6.07 Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Fried Frank, counsel to the Administrative Agent.
          Section 6.08 Finance Document Pursuant to Credit Agreement. This First Amendment is a Finance Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).
[Signature Pages Follow]

          IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	VERIFONE INTERMEDIATE HOLDINGS, INC.
	By:	/s/ Barry Zwarenstein
		Name:	Barry Zwarenstein
		Title:	Executive Vice President and Chief Financial Officer

BORROWER:	VERIFONE, INC.
	By:	/s/ Barry Zwarenstein
		Name:	Barry Zwarenstein
		Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

	By:	/s/ William P. Rindfuss

		Name:	William P. Rindfuss
		Title:	Vice President

Lender Signature Page to the First Amendment to Credit Agreement

REQUIRED LENDERS:	SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF JANUARY 25, 2008 TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2006 AMONG VERIFONE INTERMEDIATE HOLDINGS, INC., VERIFONE, INC., THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AN L/C ISSUER AND SWING LINE LENDER, BANK LEUMI USA AND WELLS FARGO BANK, N.A., AS CO-DOCUMENTATION AGENTS, AND LEHMAN COMMERCIAL PAPER INC., AS SYNDICATION AGENT

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, for and on behalf of the Required Lenders who have consented hereto as provided in Section 10.01 of the Credit Agreement

	By:	/s/ William P. Rindfuss

Name: William P. Rindfuss
Title: Vice President

SCHEDULE I
Description of Earnings Restatements
          In December 2007, the Company announced that it would be required to restate its unaudited interim financial statements for its interim periods ended January 31, 2007, April 30, 2007 and July 31, 2007. These restatements were required due to the discovery of accounting errors primarily related to the Company’s valuation of in-transit inventory and allocation of manufacturing and distribution overhead to inventory. Each of these errors also affected the Company’s reported cost of net revenues and consequently the Company’s reported gross profit, total operating income and net income.
          The principal errors related to the Company’s valuation of in-transit inventory and arose in the Company’s supply chain accounting organization. Starting in the second quarter of 2007, reported inventories reflected a significant increase in in-transit shipments. This in-transit inventory reflects the value of internal inventory that has been shipped from one business unit to another business unit, but not yet physically received by the second unit. In the case of the Company, most of this recorded inventory reflected shipments from the Company’s international headquarters in Singapore to its main distribution center in California and from its Tel Aviv manufacturing facility to its main distribution center in California transacted through its Singapore international headquarters. Because the Company’s previous ERP system was not configured to account for this activity automatically, the Company’s supply chain accounting organization was required to record the in-transit inventory manually. These manual journal entries were correct and required; however, beginning in the second quarter of fiscal 2007, duplicative manual entries were made for both in-transit inventories and direct shipments for products that were being direct shipped to customers. The manual entries should not have been made for the direct shipments to customers.
          The second group of errors, which related to overhead valuations, pertained primarily to the first quarter of 2007, and to a lesser extent, the second and third quarter of 2007. In each of these periods overhead relating to the Company’s Tel Aviv manufacturing facility and certain distribution centers was overstated, increasing inventory and decreasing reported cost of net revenues. The Company’s supply chain accounting organization identified each of these issues while preparing for the annual audit and notified senior management of the concerns. The Company’s management investigated these issues and apprised its independent accounting firm and the Company’s audit committee in the several days leading up to the announcement of the anticipated restatement before concluding during the weekend of December 1-2, 2007 that a restatement would be required.
          The Company announced, on December 3, 2007, that it anticipated that the restatement would result in a reduction in reported inventories that amounted to approximately $30 million at July 31, 2007 and reductions to previously reported pre-tax income aggregating approximately $30 million for the interim periods through July 31, 2007. The Company also announced that, consistent with applicable accounting requirements, other unrelated errors detected in the normal course and in the course of its review would be reflected in the restatement and that there could be no assurance that additional errors requiring correction would not be uncovered in the course of the restatement process.
          Since the date of the original announcement, the Company’s audit committee has been working with independent counsel, Simpson Thacher & Bartlett LLP, and forensic accountants, Navigant Consulting, Inc., to investigate the events leading to the required restatement. The Company has announced that, following completion of this audit committee investigation and completion of the audit of the Company’s financial statements for the year ended October 31, 2007, the Company expects to file amended quarterly reports on Form 10-Q for the three quarterly periods subject to the anticipated restatement and its annual report on Form 10-K for the fiscal year ended October 31, 2007. The Company has also announced that it did not expect that it will complete the restatement, investigation and audit processes prior to March 2008.

EXHIBIT A
ACKNOWLEDGEMENT AND AGREEMENT
          Each Loan Party listed below hereby acknowledges that it has reviewed the First Amendment to the Credit Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the “First Amendment”) and hereby consents to the execution, delivery and performance thereof by each of Holdings and the Borrower. Each Loan Party hereby confirms its obligation under each Finance Document to which it is a party and agrees that, after giving effect to the First Amendment, neither the modification of the Credit Agreement or any other Finance Document effected pursuant to the First Amendment, nor the execution, delivery, performance or effectiveness of the First Amendment or any other Finance Document impairs the validity or effectiveness of any Finance Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Finance Document to which it is a party or by which it is otherwise bound. Each Loan Party hereby further agrees that the Liens created pursuant to the Finance Documents continue unimpaired with the same enforceability and priority to secure repayment of all Loans and other obligations arising thereunder, whether heretofore or hereafter incurred. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Finance Documents, and the ability of the Administrative Agent to enforce the provisions of the Finance Documents and to realize upon such Liens pursuant to the terms of the Finance Documents, have not been adversely affected in any material respect by the amendments to the Credit Agreement effected pursuant to the First Amendment, the amendment or modification of any other Finance Document effected pursuant to the First Amendment or the execution, delivery, performance or effectiveness of the First Amendment.

VERIFONE HOLDINGS, INC.
By:
Name:
Title: